Revenue	12 Months Ended
Dec. 31, 2018
Revenue from Contract with Customer [Abstract]
Revenue
Revenue

The Partnership’s primary source of revenue is chartering its vessels to customers. The Partnership utilizes three primary forms of contracts, consisting of time-charter contracts, voyage charter contracts and bareboat charter contracts. The Partnership also generates revenue from construction supervision and crew-training for the vessels under construction in its joint venture with China LNG Shipping (Holdings) Limited (or China LNG), CETS Investment Management (HK) Co. Ltd. and BW Investments Pte. Ltd (or the Pan Union Joint Venture), in which the Partnership's ownership interests range from 20% to 30%, and from the start-up of an LNG receiving and regasification terminal under construction related to its 30%-owned joint venture with National Oil and Gas Authority 30%), Gulf Investment Corporation (24%), and Samsung C&T (16%) (or the Bahrain LNG Joint Venture). Such services may include the procurement of third party goods and services for the asset’s owner.

Time Charters

Pursuant to a time-charter contract, the Partnership charters a vessel to a customer for a fixed period of time, generally one year or more. The performance obligations of a time-charter contract, which include the lease of the vessel to the charterer as well as the operation of the vessel, are satisfied as services are rendered over the duration of such contract, as measured using the time that has elapsed from commencement of performance. In addition, any expenses unique to a particular voyage, including any fuel expenses, port fees, cargo loading and unloading expenses, canal tolls, agency fees and commissions, are the responsibility of the customer, as long as the vessel is not off-hire. Hire is based on a fixed daily hire amount and is typically invoiced monthly in advance for time-charter contracts. However, certain sources of variability exist, including penalties, such as those that relate to periods the vessels are off-hire and where minimum speed and performance metrics are not met. In addition, certain time-charter contracts contain provisions allowing the Partnership to be compensated for increases in the Partnership's costs during the term of the charter. Such provisions may be in the form of annual hire rate adjustments for changes in inflation indices or interest rates or in the form of cost reimbursements for vessel operating expenditures or dry-docking expenditures. Finally, in a small number of charters, the Partnership may earn a profit share consideration, which occurs when actual spot tanker rates earned by the vessel exceed certain thresholds for a period of time. Variable consideration of the Partnership’s contracts is typically recognized in the period in which the changes in facts and circumstances on which the variable lease payments are based occur as either such revenue is allocated and accounted for under lease accounting requirements or alternatively such consideration is allocated to distinct periods within a contract that such variable consideration was incurred in. The Partnership does not engage in any specific tactics to minimize residual value risk.

As at December 31, 2018, a substantial majority of the Partnership’s consolidated vessels operated under time-charter contracts with the Partnership’s customers. Such contracts are scheduled to expire between 2019 and 2038. The time-charter contracts for many of the Partnership's LNG carriers have options whereby the charterer can extend the contract for periods up to a total extension between three and 15 years. In addition, each of the Partnership's time-charter contracts are subject to certain termination and purchase provisions. As at December 31, 2018, the Partnership had $26.4 million of advanced payments recognized as contract liabilities included in unearned revenue (December 31, 2017 – $22.2 million) which are expected to be recognized as voyage revenues in 2019 and are included in unearned revenue on the Partnership's consolidated balance sheets. During the year ended December 31, 2018, the Partnership recognized $22.2 million of revenue that was included in the contract liability balance on transition.

Voyage Charters

Voyage charters are charters for a specific voyage that are usually priced on a current or “spot” market rate. The performance obligations of a voyage charter contract, which typically include the lease of the vessel to the charterer as well as the operation of the vessel, are satisfied as services are rendered over the duration of the voyage, as measured using the time that has elapsed from commencement of performance. In addition, any expenses that are unique to a particular voyage, including any fuel expenses, port fees, cargo loading and unloading expenses, canal tolls, agency fees and commissions, are the responsibility of the vessel owner. The Partnership’s voyage charters will normally contain a lease; however, judgment is necessary to determine this based upon the decision-making rights of the charterer under the contract. Consideration for such contracts is generally fixed, although certain sources of variability exist - for example, delays caused by the charterer result in additional consideration. Payment for the voyage is not due until the voyage is completed. The duration of a single voyage is typically less than three months. The Partnership does not engage in any specific tactics to minimize residual value risk due to the short-term nature of the contracts.

Bareboat Charters

Pursuant to a bareboat charter, the Partnership charters a vessel to a customer for a fixed period of time, generally one year or more, at rates that are generally fixed. However, the customer is responsible for operation and maintenance of the vessel with its own crew as well as any expenses that are unique to a particular voyage, including any fuel expenses, port fees, cargo loading and unloading expenses, canal tolls, agency fees and commissions. If the vessel goes off-hire due to a mechanical issue or any other reason, the monthly hire received by the Partnership is normally not impacted. The performance obligations of a bareboat charter, which include the lease of the vessel to the charterer, are satisfied over the duration of such contract, as measured using the time elapsed from commencement of the lease. Hire is typically invoiced monthly in advance for bareboat charters, based on a fixed daily hire amount.

Revenue Table
The following tables contain the Partnership's revenue for the year ended December 31, 2018, 2017 and 2016, by contract type and by segment.

	Year Ended December 31, 2018
	Liquefied Natural Gas Segment $	Liquefied Petroleum Gas Segment $	Conventional Tanker Segment $	Total $
Time charters	420,262	—	17,405	437,667
Voyage charters	—	23,922	14,591	38,513
Bareboat charters	23,820	—	—	23,820
Management fees and other income	10,435	—	327	10,762
	454,517	23,922	32,323	510,762

	Year Ended December 31, 2017
	Liquefied Natural Gas Segment $	Liquefied Petroleum Gas Segment $	Conventional Tanker Segment $	Total $
Time charters	332,751	—	39,171	371,922
Voyage charters	—	2,285	6,709	8,994
Bareboat charters	22,574	17,484	—	40,058
Management fees and other income	10,589	—	1,113	11,702
	365,914	19,769	46,993	432,676

	Year Ended December 31, 2016
	Liquefied Natural Gas Segment $	Liquefied Petroleum Gas Segment $	Conventional Tanker Segment $	Total $
Time charters	283,159	—	58,802	341,961
Bareboat charters	23,824	21,939	—	45,763
Management fees and other income	7,608	—	1,112	8,720
	314,591	21,939	59,914	396,444

The following table contains the Partnership’s revenue from contracts that do not contain a lease element and the non-lease element of time-charter contracts accounted for as direct financing leases for the years ended December 31, 2018, 2017 and 2016.

	December 31, 2018 $	December 31, 2017 $	December 31, 2016 $
Non-lease revenue - related to sales type or direct financing leases	18,554	21,228	13,855
Management fees and other income	10,762	11,702	8,720
Total	29,316	32,930	22,575

Net Investments in Direct Financing Leases

The Tangguh LNG Carriers commenced their time-charters with their charterers in 2009. Both time-charter contracts are accounted for as direct financing leases with 20-year terms. In 2013, the Partnership acquired two 155,900-cubic meter LNG carriers (or Awilco LNG Carriers) from Norway-based Awilco LNG ASA (or Awilco) and chartered them back to Awilco on five- and four-year fixed-rate bareboat charter contracts (plus a one-year extension option), respectively, with Awilco holding fixed-price purchase obligations at the end of the charter. The bareboat charters with Awilco were accounted for as direct financing leases. In June 2017, the Partnership agreed to amend the charter contracts with Awilco to defer a portion of charter hire and extend the bareboat charter contracts and related purchase obligations on both vessels to December 2019. The amendments have the effect of deferring charter hire of between $10,600 per day and $20,600 per day per vessel from July 1, 2017 until December 2019, with such deferred amounts added to the purchase obligation amounts. As a result of the contract amendments, both of the charter contracts with Awilco were reclassified as operating leases upon the expiry of its original contract terms in November 2017 and August 2018. In addition, the 21-year charter contract for the Bahrain Spirit floating storage unit (or FSU) commenced in September 2018 and is accounted for as a direct finance lease. The following table lists the components of the net investments in direct financing leases:

	December 31, 2018 $	December 31, 2017 $
Total minimum lease payments to be received	897,130	568,710
Estimated unguaranteed residual value of leased properties	291,098	194,965
Initial direct costs	328	361
Less unearned revenue	(613,394)	(268,046)
Total net investments in direct financing leases	575,163	495,990
Less current portion	(12,635)	(9,884)
Net investments in direct financing leases	562,528	486,106

As at December 31, 2018, estimated minimum lease payments to be received by the Partnership related to its direct financing leases in each of the next five succeeding fiscal years are approximately $64.2 million (2019), $64.3 million (2020), $64.2 million (2021), $64.2 million (2022), $64.0 million (2023) and an aggregate of $576.2 million thereafter. The leases are scheduled to end between 2029 and 2039.
Operating Leases
As at December 31, 2018, the minimum scheduled future rentals to be received by the Partnership in each of the next five years for the lease and non-lease elements related to charters that were accounted for as operating leases are approximately $482.7 million (2019), $438.2 million (2020), $398.3 million (2021), $321.9 million (2022), and $278.1 million (2023). Minimum scheduled future rentals on operating lease contracts do not include rentals generated from new contracts entered into after December 31, 2018, rentals from vessels in the Partnership’s equity-accounted investments, rentals from unexercised option periods of contracts that existed on December 31, 2018, variable or contingent rentals, or rentals from contracts which commenced after December 31, 2018. Therefore, the minimum scheduled future rentals on operating leases should not be construed to reflect total charter hire revenues for any of these five years.
The carrying amount of the Partnership's vessels which are employed on these charter contracts as at December 31, 2018, was $3.1 billion (December 31, 2017 – $2.2 billion). The cost and accumulated depreciation of these vessels employed on these charter contracts as at December 31, 2018 were $3.8 billion (December 31, 2017 – $2.9 billion) and $698.5 million (December 31, 2017 – $646.2 million), respectively.
Contract Costs
In certain cases, the Partnership incurs pre-operational costs that relate directly to a specific customer contract, that generate or enhance resources of the Partnership that will be used in satisfying performance obligations in the future, whereby such costs are expected to be recovered via the customer contract. Those costs include costs incurred to reposition a vessel to a location where a charterer will take delivery of the vessel. In certain cases, the Partnership must make judgments about whether costs relate directly to a specific customer contract or whether costs were factored into the pricing of a customer contract and thus expected to be recovered. Such deferred costs are amortized on a straight-line basis over the duration of the customer contract. Amortization of such costs for the year ended December 31, 2018 was $0.2 million ($nil during 2017 and 2016). As at December 31, 2018, repositioning costs of $3.5 million (December 31, 2017 – $nil) were included as part of other assets in the Partnership's consolidated balance sheets.